Supplement dated October 8, 2013 to the

variable annuity prospectuses for

MassMutual Transitions Select,

MassMutual Evolution, and MassMutual Artistry

each dated May 1, 2013, as supplemented

Change to Sub-Adviser for the MML Strategic Emerging Markets Fund

Effective October 1, 2013, the sub-adviser for the MML Strategic Emerging Markets Fund was changed to OppenheimerFunds, Inc. All references in the prospectuses to the MML Strategic Emerging Markets Fund sub-adviser are changed accordingly.

If you have questions about this supplement contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

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